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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 25, 1996, on the financial statements of United Video Cablevision, Inc. Massachusetts and Missouri Divisions included in or made part of CCA Holdings Corp.'s Form S-4 registration statement.



                                          Piaker & Lyons, P.C.



Vestal, New York
 July 1, 1997